SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   November 13, 2001


                                A V N E T, I N C.
                                -----------------
             (Exact name of registrant as specified in its charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)



                   1-4224                             11-1890605
          ------------------------       ------------------------------------
          (Commission File Number)       (I.R.S. Employer Identification No.)



            2211 South 47th Street, Phoenix, Arizona              85034
            ----------------------------------------            ---------
            (Address of principal executive offices)            (Zip Code)


                                 (480) 643-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

               On November 13, 2001, the Registrant sold $400,000,000 aggregate principal amount of its 8% Notes due 2006 (the "Notes") in an underwritten public offering pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-39530 (the "Registration Statement").

Item 7. Financial Statements and Exhibits.

               (c)    Exhibits:

               The exhibits listed below relate to the Registration Statement:


         Exhibit Number                    Description of Exhibit
         --------------                    ----------------------

                1 Pricing Agreement dated November 13, 2001, between the Registrant and Banc of America Securities LLC (included in Exhibit 4.2 below as Exhibit B thereto).

               4.1 Indenture dated as of October 1, 2000, between the Registrant and Bank One Trust Company, N.A., as Trustee, providing for the issuance of Debt Securities in one or more series, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K bearing cover date of October 12, 2000, and incorporated herein by reference.

               4.2 Officers' Certificate dated November 14, 2001, providing for the Notes, including (a) the form of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

                5 Opinion of David R. Birk with respect to the legality of the Notes.

               12 Computation of ratios of earnings to fixed charges.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AVNET, INC.



Date: November 16, 2001                     By:/s/Raymond Sadowski
                                               ---------------------------------
                                                      Raymond Sadowski
                                                      Senior Vice President and
                                                         Chief Financial Officer




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


                                  EXHIBIT INDEX


         Exhibit Number                       Description of Exhibit
         --------------                       ----------------------

                1 Pricing Agreement dated November 13, 2001, between the Registrant and Banc of America Securities LLC (included in Exhibit 4.2 below as Exhibit B thereto).

               4.1 Indenture dated as of October 1, 2000, between the Registrant and Bank One Trust Company, N.A., as Trustee, providing for the issuance of Debt Securities in one or more series, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K bearing cover date of October 12, 2000, and incorporated herein by reference.

               4.2 Officers' Certificate dated November 14, 2001, providing for the Notes, including (a) the form of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

                5 Opinion of David R. Birk with respect to the legality of the Notes.

               12 Computation of ratios of earnings to fixed charges.



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